UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2005

                         First Bancorp of Indiana, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

           Indiana                         0-29814                35-2061832
           -------                         -------                ----------
(State or other jurisdiction of          (Commission            (IRS Employer
 incorporation or organization)          File Number)        Identification No.)

              2200 West Franklin Street, Evansville, Indiana 47712
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code): (812) 423-3196
                                                            --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
           ----------------------------------------------

      On July 22, 2005, First Bancorp of Indiana, Inc. issued a press release in which it announced its results of operations for the fiscal year ended June 30, 2005. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

c.     Exhibits

       Exhibit Number       Description
       --------------       -----------
       99.1                 Press release dated July 22, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      First Bancorp of Indiana, Inc.




Dated:  July 25, 2005                 By:  /s/ Michael H. Head
                                           -------------------------------
                                           Michael H. Head
                                           President and Chief Executive Officer
                                           (principal executive officer)